Principal Exchange-Traded Funds

Supplement dated November 1, 2017
to the Statement of Additional Information dated November 1, 2017

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PURCHASE AND REDEMPTION OF CREATION UNITS
Under Order Cut-Off Time, add the following new paragraph after the first paragraph:
For select International Funds, next day (also known as T-1 or T minus one) international market orders are to be placed after the listing exchange closing time and before the Fund’s established T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit.
Under Redeeming Creation Units - Placement of Redemption Orders, add the following new paragraph at the end of the sub-section:
For select International Funds, next day (also known as T-1 or T minus one) international market orders are to be placed after the listing exchange closing time and before the Fund’s established T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit.